HAWAIIAN TAX-FREE TRUST
                          Supplement to the Prospectus
                      For Class A Shares and Class C Shares
                                and the Statement
                            of Additional Information
                 Dated July 31, 2003, as Previously Supplemented
                         January 2, 2004, March 23, 2004
                                and May 19, 2004


     The changes made by the supplement dated May 19, 2004, to become effective July 1, 2004, are postponed to August 31, 2004. All purchases of Class A Shares from proceeds of the redemption of shares in another investment company made after July 1, 2004 will be treated as if made under the terms in effect before July 1, 2004, and any sales charge paid will be refunded by the Distributor upon presentation of acceptable documentation of the transaction.

     Effective August 31, 2004, the Trust will no longer permit purchase of Class A Shares without sales charge from the proceeds of the redemption of shares in another investment company.



                   The date of this supplement is July 8, 2004